SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

For Emerging Markets Equity Fund(the “Fund”)

Effective December 31, 2013, the Fund is closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the Fund’s Statement of Additional Information. Wells Fargo Funds Management, LLC reserves the right to reject any purchase order into the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

November 7, 2013	IEAM113/P303SP

Please file this Statement of Additional Information Supplement with your records

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

Effective at the close of business on December 31, 2013, the following information is added to the section titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION” in the SAI.

Investors Eligible to Purchase Closed Funds. All classes of the Emerging Markets Equity Fund (the “Closed Fund”) are closed to new investors, except in connection with the closing of a reorganization or as outlined below. Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the below referenced categories. If you believe you are eligible to purchase shares of the Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

Existing Shareholders. You may continue to purchase shares of the Closed Fund if:

You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary), with an open and funded account, and you wish to:

add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

You sponsor a retirement plan, benefit plan or retirement plan platform (collectively, “Retirement Plans”) that currently offers the Closed Fund as an investment option. Each such Retirement Plan may add new participants, and the sponsor may also offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

New Investors. Certain new investors who meet the conditions and/or criteria outlined below may qualify to purchase the Fund:

New Retirement Plans that are in the process of selecting the Closed Fund as an investment option as of November 7, 2013 and that finalize the selection of the Closed Fund and confirm their intent to invest in the Closed Fund to Funds Management or Funds Distributor on or before January 31, 2014 and who complete the addition of the Closed Fund as a plan investment option no later than June 30, 2014. If such Retirement Plan does not complete the addition of the Closed Fund by this date, it will not be eligible as a new investor unless re-approved by Funds Management;

Investors who invest through existing fee-based investment products and/or existing mutual fund wrap programs (e.g., through a broker, dealer, private bank and trust company, or consultant) that currently utilize the Fund in model portfolios may open new accounts within such existing models and products and thus invest in the Fund; however, new model portfolios introduced in existing products and platforms must be approved by Funds Management;

Registered investment advisers who currently utilize the Fund in model portfolios will be able to open new accounts and/or continue to invest in the Fund;

Private bank and trust platforms that currently offer shares of the Closed Fund are eligible to add new accounts if approved by Funds Management;

Discretionary portfolio programs that currently offer shares of the Closed Fund and fee-based advisory programs that share the same operational infrastructure as such a discretionary portfolio program may add new accounts if approved by Funds Management; and

Funds of Funds advised by Funds Management may purchase shares of the Closed Fund.

November 7, 2013